UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): July 19, 2005


                               S.Y. BANCORP, INC.
             (Exact name of registrant as specified in its charter)


           Kentucky                      1-13661                 61-1137529
           --------                      -------                 ----------
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)


               1040 East Main Street, Louisville, Kentucky, 40206
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (502) 582-2571
                                ----------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARDS; TRANSFER OF LISTING

On July 19, 2005, the Board of Directors of S.Y. Bancorp, Inc. (the "Company") unanimously approved a resolution authorizing and directing the officers of the Company to withdraw the listing of the Company's common stock, no par value per share, from the American Stock Exchange and to list such common stock on the NASDAQ National Market. On July 21, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference, announcing that, effective with the opening of trading on July 27, 2005, shares of the Company's common stock will begin trading on the NASDAQ National Market under the symbol SYBT.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     C.   Exhibits

          99.1 Press Release dated July 21, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2005                           S.Y. BANCORP, INC.

                                              By: /s/ Nancy B. Davis
                                                  ------------------------------
                                                  Nancy B. Davis, Executive Vice
                                                  President, Treasurer and Chief
                                                  Financial Officer